                                                                                                       News Release

FOR IMMEDIATE RELEASE:

CONTACT:        John L. Workman
                Chief Executive Officer
                U.S. Can Corporation
                (630) 678-8000

                              U.S. CAN NAMES JOHN L. WORKMAN CHIEF EXECUTIVE OFFICER
                                        AND REPORTS FOURTH QUARTER RESULTS

Lombard,  IL,  February 24, 2003-- U.S. Can  Corporation  announced  today that its Board of Directors  has elected
John L. Workman to serve as the Company's  Chief Executive  Officer.  Mr. Workman had been serving as the Company's
Chief  Operating  Officer  since the  resignation  of Paul W. Jones in October,  and had  previously  served as the
Company's Chief Financial Officer.

Carl  Ferenbach,  U.S. Can's  Chairman,  stated,  "following an extensive  search,  the Board of Directors was very pleased to be able to appoint  John to the  position of Chief  Executive  Officer and we are highly  supportive  of
John, the management team, and the strategies they are pursuing."

Sandra K. Vollman was also elected as the Company's Chief Financial  Officer.  Ms. Vollman had been  functioning as the  Primary  Financial  Officer  of the  Company  since  October  2002 and had  previously  served as Senior  Vice
President  of  Finance.  Carl  Ferenbach,  who has served on the Board of  Directors  for 19 years,  will remain as
Chairman of the Board.

U.S. Can also  reported  that its net sales for its fourth  quarter  ended  December  31, 2002 were $201.4  million compared to $183.5  million for the  corresponding  period of 2001,  a 9.7%  increase.  The  increase is  primarily attributable  to  increased  U.S.  aerosol  unit  volume and a positive  foreign  currency  impact on sales made in
Europe.  Full year 2002 net sales  increased  3.2 % to $796.5  million from $772.2  million for 2001.  The increase is primarily due to higher aerosol volume  throughout the year coupled with a positive  foreign  currency impact on sales made in Europe,  offset by planned volume decreases in the paint,  plastics and general line business and the negative impact of a change in product mix in our custom and specialty business.

For the fourth  quarter,  U.S.  Can  reported  gross  income of $24.4  million or 12.1% to sales,  compared to $2.1 million or 1.2% to sales in 2001.  The fourth  quarter  margin  improvement  is attributed to improved sales volume across all segments, as well as operating  efficiencies  realized from restructuring  programs and cost containment programs.  Fourth quarter 2001 was negatively  impacted by an inventory  write-off  related to discontinued  custom and  specialty  products.  Full year 2002 gross income was $86.1  million or 10.8% of sales versus $76.7 million or
9.9% of sales for 2001.  2002 gross margins were  positively  impacted by increased  aerosol  volumes and labor and overhead cost reductions  realized as a result of the restructuring  initiatives  announced in December 2001. These positive  impacts were reduced by temporary  manufacturing  inefficiencies  caused by plant  consolidations  in the plastics and custom and specialty  businesses,  inefficiencies in the United Kingdom caused by the consolidation of our Southall operation and production inefficiencies at one May Verpackungen manufacturing facility.

The Company  recorded a net  restructuring  charge of $3.6 million in the fourth quarter of 2002. The net charge is due to costs associated with an executive level position  elimination,  the reassessment of its reserves related to the  2001  restructuring  programs  and a $3.0  million  loss on the sale of a  warehouse  facility  in  Daegeling,
Germany.  During 2002,  the Company  substantially  completed the  restructuring  programs  initiated in 2001.  The
Company closed a total of six manufacturing  facilities in 2002,  including the Burns Harbor,  Indiana  lithography facility  in the fourth  quarter.  A new  plastics  plant was opened in  Atlanta,  Georgia in the first  quarter of
2002.

Selling,  general and  administrative  expenses  were $2.7 million  lower than the fourth  quarter of 2001 and $8.7 million lower for the year,  primarily due to the  elimination of goodwill  amortization in 2002 in connection with the adoption of Statement of Financial  Accounting  Standards No. 142,  Goodwill and Other Intangible Assets ("SFAS
142"), and positive results from  Company-wide  cost savings programs  initiated in 2001. The Company completed its goodwill  impairment  tests as required under SFAS 142, and recorded a net of tax,  non-cash  impairment  charge of
$18.3 million in the fourth  quarter,  retroactive  to the first quarter of 2002,  for the custom and specialty and international  segments.  The  impairment  charge  has  no  impact  on  compliance  with  covenants  under  lending agreements.

Interest  expense was $0.6 million  higher for the fourth quarter of 2002 and $1.9 million less than full year 2001 due to higher average  borrowings,  partially  offset by lower interest rates. Due to a history of operating losses in certain  countries  coupled  with the  deferred  tax  assets  that arose in  connection  with the  restructuring programs and goodwill  impairment  charges,  the Company has  determined  that it cannot  conclude that it is "more likely than not" that all of the deferred tax assets of certain of its foreign  operations  will be realized in the foreseeable  future.  Accordingly,  during  the  fourth  quarter  of 2002,  the  Company  established  a  valuation allowance of $44.7  million to provide for the estimated  unrealizable  amount of its net deferred tax assets as of
December  31,  2002.  The  Company  will  continue  to assess  the  valuation  allowance  and,  to the extent it is determined that such allowance is no longer required, these deferred tax assets will be recognized in the future.

The net loss before  preferred  stock  dividends was $45.0 million for the fourth  quarter 2002,  compared to a net loss of $38.1  million for the fourth  quarter 2001.  The net loss before  preferred  stock  dividends for 2002 was
$71.8 million  compared to $40.4 million for 2001.  The 2002 net loss includes the  previously  discussed  non-cash goodwill  impairment  charge, and the deferred income tax valuation  allowance of $44.7 million,  and a pre-tax net restructuring  charge of $8.7 million.  2001  includes a pre-tax $36.2 million net charge  related to the Company's restructuring programs.

Earnings before  interest,  taxes,  depreciation  and  amortization  as calculated  under our Senior Secured Credit
Facility  ("Credit  Facility  EBITDA") was $22.9 million for the fourth  quarter of 2002, and $81.7 million for the full year 2002.  2001 Credit  Facility  EBITDA was $2.1  million for the fourth  quarter and $73.3  million for the year.  U.S.  Can  was in  compliance  at  year-end  with  all  financial  and  non-financial  covenants  under  the agreement.  The most directly  comparable GAAP financial  measure to Credit  Facility  EBITDA is operating  income.
Below is a quantitative reconciliation of operating income to Credit Facility EBITDA.

                                                                 2002                             2001
                                                    -------------------------------  -------------------------------
                                                    -------------------------------  -------------------------------
                                                     4th Quarter      Full Year       4th Quarter      Full Year
                                                    --------------- ---------------  --------------- ---------------
                                                                         (in millions)
Operating Income (Loss)                           $     11.5       $     39.5      $    (46.3)     $     (6.1)

Plus:    Depreciation and Amortization                   7.8             32.0             6.5            32.0
Plus:    Special Charges                                 3.6              8.7            41.1            46.6
Plus:    Other Addbacks as Specified
         in Lending Agreement                           --                1.5             0.8             0.8
                                                ---------------- --------------- --------------------------------

Credit Facility EBITDA                            $     22.9       $     81.7      $      2.1      $     73.3
                                                ================ =============== ================================

At year-end 2002,  $69.7 million had been borrowed  under the $110.0  million  revolving loan portion of the Senior
Secured  Credit  Facility.  Letters  of Credit  of $10.2  million  were also  outstanding  securing  the  Company's obligations under various insurance programs and other contractual agreements.

U.S. Can  Corporation is a leading  manufacturer  of steel  containers for personal  care,  household,  automotive, paint and industrial  products in the United States and Europe, as well as plastic  containers in the United States and food cans in Europe.

Certain  statements  in this  release  constitute  "forward-looking  statements"  within the meaning of the Federal securities laws. Such statements  involve known and unknown risks and  uncertainties  which may cause the Company's actual  results,  performance  or  achievements  to be materially  different  than future  results,  performance or achievements  expressed  or implied in this  release.  By way of example and not  limitation  and in no  particular order, known risks and uncertainties  include our substantial debt and ability to generate  sufficient cash flow to service  this  debt;  the  timing  and  cost of  plant  closures;  the  level of cost  reduction  achieved  through restructuring;  the success of new  technology;  the timing of, and  synergies  achieved  through,  integration  of acquisitions;  changes in market  conditions or product  demand;  loss of important  customers or volume;  downward product  price  movements;  changes in raw material  costs and currency  fluctuations.  In light of these and other risks and uncertainties,  the inclusion of a forward-looking  statement in this release should not be regarded as a representation by the Company that any future results, performance or achievements will be attained.

                                                       # # #
                                              http://www.uscanco.com

                                                         U.S. CAN CORPORATION
                                                        STATEMENT OF OPERATIONS
                                                      DECEMBER 31, 2002 AND 2001
                                                        (Dollars in Thousands)

                                                                              For the Three Months Ended   For the Year Ended December
                                                                                     December 31,                      31,
                                                                            ------------------------------------------------------------
                                                                                 2002           2001           2002           2001
                                                                            ------------------------------------------------------------

Net Sales                                                                    $ 201,364      $ 183,516      $ 796,500      $ 772,188

Cost of Goods Sold                                                              176,920        181,384        710,395        695,514
                                                                            ------------------------------------------------------------

Gross Income                                                                      24,444           2,132        86,105         76,674

Selling, General and Administrative Expenses                                        9,282        11,943         37,853         46,581

Special Charges                                                                     3,634        36,523           8,705        36,239
                                                                            ------------------------------------------------------------

                                                                            ------------------------------------------------------------
Operating Income  (Loss)                                                          11,528       (46,334)         39,547         (6,146)

Interest Expense                                                                  14,405         13,781         55,384         57,304

                                                                            ------------------------------------------------------------
Income (Loss) From Operations Before Income Taxes                                 (2,877)      (60,115)       (15,837)       (63,450)

Income Tax Expense (Benefit)                                                      42,110       (22,030)         37,637       (23,034)
                                                                            ------------------------------------------------------------

Income (Loss) From Operations Before Cumulative Effect of Accounting Change
& Preferred Stock Dividends                                                     (44,987)       (38,085)       (53,474)       (40,416)

Cumulative Effect of Accounting Change, Net of Tax
                                                                            -              -                  (18,302)   -
                                                                            ------------------------------------------------------------

Net Loss Before Preferred Stock Dividends                                       (44,987)       (38,085)       (71,776)       (40,416)

Preferred Stock Dividends                                                         (3,308)        (2,966)      (12,521)       (11,345)
                                                                            ------------------------------------------------------------

     Net Loss                                                                $ (48,295)     $ (41,051)     $ (84,297)     $ (51,761)
                                                                            ============================================================

                                             U.S. CAN CORPORATION
                                                 BALANCE SHEET
                                       AS OF DECEMBER 31, 2002 AND 2001
                                            (Dollars in Thousands)

                                                                       December 31,           December 31,
                                                                           2002                   2001
                                                                  ----------------------------------------------
ASSETS

Current Assets                                                     $        229,606       $        248,402

Property, Plant and Equipment                                                 241,674                239,234

Noncurrent Assets                                                             107,545                146,714
                                                                  ----------------------------------------------

Total Assets                                                       $        578,825       $        634,350
                                                                  ==============================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities                                                $        185,082       $        184,105

Long-Term Debt                                                                523,529                521,793

Long-Term Liabilities                                                           80,927                 54,963

Preferred Stock                                                               133,133                120,613

Stockholders' Equity                                                        (343,846)              (247,124)
                                                                  ----------------------------------------------

Total Liabilities and Stockholders' Equity                         $        578,825       $        634,350
                                                                  ==============================================